 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/04/2007

DIGITAL POWER CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:  001-12711

California	94-1721931
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

4830 Lakeview Blvd.

Fremont, CA 94538-3158

(Address of principal executive offices, including zip code)

(510) 657-2635

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 4, 2007, pursuant to the Amended By-Laws of Digital Power Corporation (the “Company”) and the California General Corporation Law, the Company filed a Certificate of Amendment of Articles of Incorporation with the California Secretary of State (the “Amendment”). The Amendment increased the number of authorized shares of the Company’s Common Stock from 10,000,000 to 30,000,000.

The Company inadvertently did not file a Current Report on Form 8-K disclosing the Amendment at the time and the Company’s subsequently filed Quarterly and Annual Reports on Forms 10-Q and 10-K, respectively, have not referenced Articles of Incorporation, as amended. The Amendment is disclosed herewith as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

	3.1	Certificate of Amendment of Articles of Incorporation

Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL POWER CORPORATION
Date: December 9, 2013	By: /s/ Amos Kohn
Amos Kohn President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-3.1	Certificate of Amendment of Articles of Incorporation.